UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2016

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	000-28508	Applied For
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown, Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Flamel Technologies S.A

Parc Club du Moulin à Vent
33, avenue du Docteur Georges Levy
69200 Vénissieux France

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Flamel Technologies S.A., a French société anonyme (“Flamel”), and Avadel Pharmaceuticals plc, an Irish public limited company (“Avadel”), have completed the previously announced merger pursuant to which Flamel merged with and into its wholly owned subsidiary Avadel (the “Merger”), with Avadel surviving the Merger as the public holding company. The Merger was completed on December 31, 2016 at 11:59:59 p.m., Central European Time (the “Effective Time”) which corresponds to 5:59:59 p.m., Eastern U.S. Time. The Merger was effected pursuant to an agreement between Flamel and Avadel entitled Common Draft Terms of Cross-Border Merger dated as of June 29, 2016 (the “Merger Agreement”).

As a result of the Merger, (i) all of Flamel’s outstanding ordinary shares, nominal value €0.122 per share (“Flamel Ordinary Shares”), were cancelled and exchanged on a one-for-one basis for newly issued ordinary shares, nominal value $0.01 per share (“Avadel Ordinary Shares”), of Avadel, and (ii) all outstanding American Depositary Shares representing Flamel Ordinary Shares (the “Flamel ADSs”), were cancelled and exchanged on a one-for-one basis for American Depositary Shares representing Avadel Ordinary Shares (the “Avadel ADSs”). In addition, the Avadel shares held by Flamel immediately prior to the Merger were cancelled as a result of the Merger.

Prior to completion of the Merger, the Flamel ADSs were listed on the Nasdaq Global Market (“Nasdaq”) under the trading symbol “FLML” and were registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). In connection with the Merger, Flamel has requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “SEC”) a notification on Form 25 with respect to the removal of the Flamel ADSs from listing on Nasdaq and requesting the withdrawal of the registration of the Flamel ADSs under Section 12(b) of the Exchange Act.

The Avadel ADSs are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) thereunder. The issuances of Avadel Ordinary Shares and Avadel ADSs in the Merger were exempt from registration under the Securities Act of 1933 (the “Securities Act”), by virtue of Section 3(a)(10) thereof. The Avadel ADSs began trading on Nasdaq under the symbol “AVDL” at the opening of Nasdaq on January 3, 2017.

The foregoing summary of the Merger is qualified in its entirety by reference to the full text of the Merger Agreement included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 1.01	Entry into a Material Definitive Agreement.

(a) Assumption of Certain Employment Agreements.

The information under the heading “Assumption of Certain Employment Agreements” in Item 5.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

(b) Assumption of Certain Flamel Obligations to Issue Ordinary Shares or ADSs.

The information under the heading “Assumption of Certain Flamel Obligations to Issue Ordinary Shares or ADSs” in Item 5.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

(c) Entry into Deposit Agreement.

On January 3, 2017, Avadel and The Bank of New York Mellon entered into a deposit agreement (the “Deposit Agreement”) providing for the issuance, subject to consummation of the Merger, of American Depositary Shares, each representing one Avadel Ordinary Share (“Avadel ADSs”). The Bank of New York Mellon will act as depositary (the “Depositary”) for the Avadel Ordinary Shares which are represented by Avadel ADSs pursuant to the Deposit Agreement. The Depositary’s office for these purposes is located at 101 Barclay Street, New York, New York 10286. The Deposit Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The description of the Deposit Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated into this Item 2.01 by reference.

As provided in the Merger Agreement, at the Effective Time Flamel was deemed to be dissolved without going into liquidation and transferred all of its assets and liabilities to Avadel pursuant to article L.236-3 I of the French Code de commerce and the Commercial Code and regulation 19(1) of the European Communities (Cross-Border Mergers) Regulations 2008 as amended by the European Communities (Mergers and Divisions of Companies) (Amendment) Regulations 2011.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated into this Item 3.01 by reference.

Prior to the Merger, the Flamel ADSs, representing an aggregate of approximately 40,426,656 Flamel Ordinary Shares, were registered pursuant to Section 12(b) of the Exchange Act and listed on Nasdaq under the trading symbol “FLML.” As a result of the Merger, (i) all outstanding Flamel Ordinary Shares were cancelled and exchanged on a one-for-one basis for newly issued Avadel Ordinary Shares and (ii) all outstanding Flamel ADSs were cancelled and exchanged on a one-for-one basis for Avadel ADSs. In addition, the Avadel shares held by Flamel immediately prior to the Merger were cancelled as a result of the Merger.

In connection with the Merger, Nasdaq has filed with the SEC a notification on Form 25 with respect to the removal of the Flamel ADSs from listing on Nasdaq and requesting the withdrawal of the registration of the Flamel ADSs under Section 12(b) of the Exchange Act.

Prior to the open of trading on Nasdaq on January 3, 2017, trading in the Flamel ADSs was suspended by Nasdaq. In addition, on January 3, 2017 Avadel filed a Form 15 with the SEC, on behalf of Flamel, to terminate the registration of the Flamel ADSs under the Exchange Act and suspend the reporting obligations of Flamel under Section 15(d) of the Exchange Act.

Pursuant to Rule 12g-3(a) under the Exchange Act, Avadel is the successor issuer to Flamel, Avadel ADSs are deemed to be registered under Section 12(b) of the Exchange Act, and Avadel is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. Avadel hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. Avadel ADSs, each representing one Avadel Ordinary Share, have been approved for listing on Nasdaq and will trade under the symbol “AVDL.”

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Item 3.02	Unregistered Sales of Equity Securities.

The disclosures under the Introductory Note are incorporated into this Item 3.02 by reference.

As described above in the Introductory Note, pursuant to the Merger, at the Effective Time (i) holders of Flamel Ordinary Shares received, in exchange for such Flamel Ordinary Shares, Avadel Ordinary Shares on a one-for-one basis and (ii) holders of Flamel ADSs received, in exchange for such Flamel ADSs, Avadel ADSs on a one-for-one basis. These exchanges resulted in the issuance of approximately 41,370,804 Avadel Ordinary Shares, of which approximately 40,426,656 of such Avadel Ordinary Shares were issued to the Depositary under the Deposit Agreement described in Item 1.01 of this current report on Form 8-K. Such 40,426,656 Avadel Ordinary Shares issued to the Depositary were thereupon represented by Avadel ADSs and issued to the former holders of Flamel ADSs. The issuances of these securities in connection with the Merger were sanctioned by the High Court of Ireland pursuant to an order issued on November 25, 2016 after a hearing upon the fairness of the terms and conditions of such issuances at which all holders of Flamel ordinary shares had a right to appear and of which notice had been given. The issuances of Avadel Ordinary Shares and Avadel ADSs described above were exempt from the registration requirements of the Securities Act by virtue of the exemption provided under Section 3(a)(10) thereof.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Executive Officers and Directors.

Upon completion of the Merger, the directors and executive officers of Flamel immediately prior to the completion of the Merger became the directors and executive officers of Avadel. As a result, directors of Avadel (each of whom will be subject to re-election at the 2017 annual meeting of Avadel’s shareholders) are The Honorable Craig R. Stapleton, Mr. Michael S. Anderson, Mr. Guillaume Cerutti, Dr. Francis J.T. Fildes, Mr. Christophe Navarre, and Mr. Ben C. Van Assche. In addition, as of December 31, 2016, upon completion of the Merger, Avadel’s Board of Directors (i) created the committees of the Board of Directors that previously were in place for Flamel, which consist of an Audit Committee, a Corporate Governance and Nominating Committee, and a Compensation Committee; (ii) appointed to such committees the same individual directors who previously composed such committees for the Flamel board of directors; and (iii) named as chairperson of each such committee the same individual director who previously served as chairperson of such committee of the Flamel board of directors.

(b) Assumption of Certain Employment Agreements.

In connection with, and effective upon, the completion of the Merger, Avadel assumed the existing liabilities, obligations and duties with respect to Flamel’s employees, including the liabilities, obligations and duties under Flamel’s employment agreements with the following officers: Michael S. Anderson, Michael F. Kanan, Sandra Hatten, Phillandas T. Thompson and David Monteith; and such employment agreements are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

(c) Assumption of Certain Flamel Obligations to Issue Ordinary Shares or ADSs.

Effective as of the Effective Time, Avadel assumed the obligations of Flamel in connection with awards of free shares, stock options and non-employee director warrants previously granted under certain equity-linked incentive plans of Flamel (the “Flamel Equity Plans”). Pursuant to such free share awards, stock options and non-employee director warrants, Avadel may issue up to an aggregate of 5,226,646 Avadel Ordinary Shares or Avadel ADSs, consisting of 521,300 Avadel Ordinary Shares or Avadel ADSs in respect of free share awards; 3,746,850 Avadel Ordinary Shares or Avadel ADSs issuable upon exercise of stock options, and 958,496 Avadel Ordinary Shares or Avadel ADSs issuable upon exercise of non-employee director warrants. In addition, under the Flamel Equity Plans approved at Flamel’s extraordinary general meeting of shareholders held on August 10, 2016, which plans have been assumed by Avadel as described above, the Avadel board of directors retains the right to issue an aggregate of up to 443,131 additional Avadel Ordinary Shares or Avadel ADSs (the “Remaining Authorization”) with respect up to 289,700 free share awards, up to 94,400 stock options, and 59,031 non-employee director warrants.

In addition, at the Effective Time, Avadel assumed Flamel’s obligations to issue up to 3,300,000 Flamel ADSs upon exercise of two warrants which were issued in connection with the acquisition of Éclat Pharmaceuticals, LLC in March 2012 by Flamel. As a result of such assumption, one of the warrants is exercisable for 1,100,000 Avadel ADSs at an exercise price of $7.00 per share, subject to adjustment, and the other warrant is exercisable for 2,200,000 Avadel ADSs at an exercise price of $11.00 per share, subject to adjustment. Each warrant has a term of six years from its date of issuance, expiring on March 12, 2018.

(d) Compensatory Plans.

Certain of the awards under free share plans and stock option plans which Avadel has assumed as described above in paragraph (c) of this item 5.02 were granted to Avadel’s principal executive officer, principal financial officer, or one or more other named executive officers (as such term is used in Rule 402 of Regulation S-K). In addition, with respect to the Remaining Authorization described above in paragraph (c) of this item 5.02, Avadel’s board may grant to Avadel’s principal executive officer, principal financial officer, or one or more other named executive officers additional Avadel Ordinary Shares or Avadel ADSs with respect to the up to 289,700 remaining free share awards and the up to 94,400 remaining stock options.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures under the Introductory Note and the disclosures within Item 3.03 above are incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

(a) Successor Issuer.

In connection with the Merger and by operation of Rule 12g-3(a) promulgated under the Exchange Act, Avadel is the successor issuer to Flamel and has succeeded to the attributes of Flamel as the registrant, including Flamel’s Commission file number (000-28508). The Avadel ADSs are deemed to be registered under Section 12(b) of the Exchange Act, and Avadel is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Commission using the same Commission file number previously used by Flamel. Avadel hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. Avadel ADSs have been approved for listing on Nasdaq and will trade under the symbol “AVDL.” The CUSIP number for Avadel ADSs is 05337M 104.

(b) Section 16 Reporting.

As noted above, as a result of the Merger, (i) all outstanding Flamel Ordinary Shares were cancelled and exchanged on a one-for-one basis for newly issued Avadel Ordinary Shares and (ii) all outstanding Flamel ADSs were cancelled and exchanged on a one-for-one basis for Avadel ADSs. Because of these exchanges resulting from the Merger, each director and officer (for purposes of Section 16 of the Exchange Act) of Flamel is required to file a Form 4 evidencing the disposition of Flamel Ordinary Shares or Flamel ADSs, as applicable, a Form 3 evidencing his or her status as a new director or officer of Avadel and a Form 4 evidencing his or her acquisition of the same number of Avadel Ordinary Shares or Avadel ADSs, as applicable. No shares or ADSs were sold into or purchased from the market in connection with the dispositions and acquisitions to be reflected on these Form 4s.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Deposit Agreement, dated as of January 3, 2017, between Avadel Pharmaceuticals plc, an Irish public limited company, and The Bank of New York Mellon (filed herewith).
2.1	Common Draft Terms of Cross-Border Merger dated as of June 29, 2016 between Flamel Technologies S.A., a French société anonyme, and Avadel Pharmaceuticals plc, an Irish public limited company (formerly known as Avadel Pharemceuticals Limited) (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Flamel Technologies S.A. on July 1, 2016).
3.1	Constitution of Avadel Pharmaceuticals plc (containing the Memorandum and Articles of Association of Avadel Pharmaceuticals plc) (incorporated by reference to Appendix 15 of Exhibit 2.1 to the Form 8-K filed by Flamel Technologies S.A. on July 1, 2016).
10.1	Employment Agreement dated as of May 24, 2016 between Flamel Technologies S.A. and Michael S. Anderson (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by Flamel Technologies S.A. on May 27, 2016).
10.2	Employment Agreement dated as of May 23, 2016 between Flamel Technologies S.A. and Michael F. Kanan (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by Flamel Technologies S.A. on May 27, 2016).
10.3	Employment Agreement dated as of July 8, 2015 between Flamel Technologies S.A. and Sandra Hatten (incorporated by reference to Exhibit 10.18 to the Form 10-K filed by Flamel Technologies S.A. on March 15, 2016).
10.4	Employment Agreement dated as of July 7, 2015 between Flamel Technologies S.A. and Phillandas T. Thomspon (incorporated by reference to Exhibit 10.19 to the Form 10-K filed by Flamel Technologies S.A. on March 15, 2016).
10.5	Employment Agreement dated as of October 15, 2015 between Flamel Technologies S.A. and David Monteith (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAMEL TECHNOLOGIES S.A.

	By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary
Date: January 4, 2017

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Exhibit Index

1.1	Deposit Agreement, dated as of January 3, 2017, between Avadel Pharmaceuticals plc, an Irish public limited company, and The Bank of New York Mellon (filed herewith).
2.1	Common Draft Terms of Cross-Border Merger dated as of June 29, 2016 between Flamel Technologies S.A., a French société anonyme, and Avadel Pharmaceuticals plc, an Irish public limited company (formerly known as Avadel Pharemceuticals Limited) (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Flamel Technologies S.A. on July 1, 2016).
3.1	Constitution of Avadel Pharmaceuticals plc (containing the Memorandum and Articles of Association of Avadel Pharmaceuticals plc) (incorporated by reference to Appendix 15 of Exhibit 2.1 to the Form 8-K filed by Flamel Technologies S.A. on July 1, 2016).
10.1	Employment Agreement dated as of May 24, 2016 between Flamel Technologies S.A. and Michael S. Anderson (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by Flamel Technologies S.A. on May 27, 2016).
10.2	Employment Agreement dated as of May 23, 2016 between Flamel Technologies S.A. and Michael F. Kanan (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by Flamel Technologies S.A. on May 27, 2016).
10.3	Employment Agreement dated as of July 8, 2015 between Flamel Technologies S.A. and Sandra Hatten (incorporated by reference to Exhibit 10.18 to the Form 10-K filed by Flamel Technologies S.A. on March 15, 2016).
10.4	Employment Agreement dated as of July 7, 2015 between Flamel Technologies S.A. and Phillandas T. Thomspon (incorporated by reference to Exhibit 10.19 to the Form 10-K filed by Flamel Technologies S.A. on March 15, 2016).
10.5	Employment Agreement dated as of October 15, 2015 between Flamel Technologies S.A. and David Monteith (filed herewith).

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